UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2006
RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon (State or Other Jurisdiction of Incorporation)	0-26844 (Commission File Number)	93-0945232 (IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon (Address of Principal Executive Offices)	97124 (Zip Code)
Registrant’s telephone number, including area code: (503) 615-1100
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.
     The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.
     On February 2, 2006, RadiSys Corporation (the “Company”) issued a press release announcing its results for the fiscal quarter and year ended December 31, 2005. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on February 2, 2005, the Company held a conference call discussing its results for the fourth fiscal quarter and year ended December 31, 2005. A copy of the text of this conference call is attached hereto as Exhibit 99.2.
     In addition to disclosing financial results calculated in accordance with GAAP, the financial outlook statements in the Company’s earnings release contain non-GAAP financial measures that exclude the effects of non-cash, equity-based stock compensation expense recognized as a result of the Company’s adoption of FAS 123R. Beginning with the first quarter 2006 earnings release, the Company will include non-GAAP financial measures of its financial results for the reporting period that exclude the income statement effects of non-cash, equity-based stock compensation expense. The Company believes that the presentation of results excluding non-cash, equity-based stock compensation expense will provide meaningful supplemental information to investors that are indicative of the Company’s core operating results. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and reconciliations between GAAP and non-GAAP financial measures should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures by other companies.
     This press release contains forward-looking statements, including the statements about the Company’s guidance for the first quarter, particularly with respect to anticipated revenues, diluted earnings per share, the amount of stock compensation expense and our business strategy. Actual results could differ materially from our guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, the risk factors listed from time to time in RadiSys’ SEC reports, including those listed under “Risk Factors” in RadiSys’ Annual Report on Form 10-K for the year ended December 31, 2004, and in the RadiSys Quarterly Reports on Form 10-Q filed with the SEC each fiscal quarter, and other filings with the SEC, copies of which may be obtained by contacting the Company at 503-615-1100 or from the Company’s investor relations web site at http://www.RadiSys.com. Although forward-looking statements help provide complete information about RadiSys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. All information in this press release is as of February 2, 2006. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.
     The conference call script contained the following sentences that may be considered to have non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100:
     “Our revenue for the fourth quarter totaled $61.9 million, and net income for the quarter was $4.9 million, or $.20 per diluted share. Excluding a $2.2 million tax benefit that we booked for the quarter, net income was $2.7 million or $.12 per diluted share.
     “Our lower than anticipated Q4 pre-tax income, in conjunction with a more favorable mix of foreign vs. domestic income, reduced our full year tax rate to 19.6%, and did not require any incremental tax expense accrual for the quarter, so our fourth quarter tax rate excluding the $2.2M benefit was 0%.”
     Accordingly, we are providing the following tables, which reconcile the information to the corresponding GAAP-based measure represented in our Consolidated Statements of Operations in the accompanying press release. Management believes the presentation of this non-GAAP financial measure, in connection with the results of the fourth fiscal quarter and year ended December 31, 2005, provides useful information to investors regarding our results of operations as this non-GAAP financial measure allows investors to better evaluate ongoing business performance and factors that influenced performance during the period under report. Management also uses this non-GAAP measure internally to monitor performance of business. This non-GAAP financial measure should be considered in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

Reconciliation of reported diluted net income before taxes per share to GAAP diluted earnings per share (in thousands):

Three months ended
December 31, 2005
As reported:
Net income (GAAP)	$4,885

Diluted earnings per share (GAAP)	$0.20

Non-GAAP:
Net income (GAAP)	$4,885

Less income tax benefit	(2,181)

Net income without income tax benefit	$2,704

Diluted earnings per share, excluding income tax benefit (Non-GAAP)	$0.12

     Reconciliation of reported tax rate to GAAP tax rate (in thousands):

	Three months	Year ended
	ended December 31, 2005	December 31, 2005
Income before income tax provision (GAAP)	$2,704	$17,143
Income tax provision/(benefit) (GAAP)	(2,181)	1,185

Net Income (GAAP)	$4,885	$15,958

Income tax provision/(benefit) (GAAP)	$(2,181)	$1,185
Add back tax benefit	2,181	2,181

Non-GAAP income tax provision — excludes tax benefit	—	3,366
Effective tax rate (Non-GAAP)	—%	19.6%
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.
     The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release, dated February 2, 2006

99.2	Text of conference call held February 2, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION

Date: February 8, 2005	By:	/s/ Brian Bronson

	Name:	Brian Bronson

	Title:	VP of Finance and Business Development

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated February 2, 2006

99.2	Text of conference call held February 2, 2006